ADVANCED SERIES TRUST

AST Mid-Cap Growth Portfolio

Supplement dated February 16, 2024 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) relating to the AST Mid-Cap Growth Portfolio (the Portfolio), and the Summary Prospectus relating to the Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Effective March 1, 2024, Mr. Timothy Parton will retire from the Portfolio’s portfolio management team.

To reflect this change, effective immediately all references to Mr. Parton in the Trust’s Prospectus, SAI and the Summary Prospectus relating to the Portfolio shall have the following footnote applied:

* Mr. Timothy Parton will retire from the Portfolio’s portfolio management team effective March 1, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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